EXHIBIT 24.1

SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, CHESTER B. BLACK, a legal resident of the State of Massachusetts, desiring to execute a SPECIAL POWER OF ATTORNEY, have made, constituted and appointed, and by these presents do make, constitute and appoint JOHN P. BYRNES and PAUL G. GABOS, or either of them, with full power of substitution, my Attorney-In-Fact for me and in my name, place and stead to do and perform the following acts, deeds, matters and things as he deems advisable in the judgment of my said Attorney-In-Fact as fully and effectually to all intents and purposes as I could do if personally present and acting:

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004

     To execute and deliver all documents and to carry out with full power and authority every act whatsoever requisite or necessary to be done by or on behalf of the undersigned, including the execution of the Lincare Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

GENERAL PROVISIONS

     All business transacted hereunder for me shall be transacted in my name, and all endorsements and instruments executed by my Attorney-In-Fact for the purpose of carrying out any of the foregoing powers, shall contain my name, followed by that of my Attorney-In-Fact and the designation “Attorney-In-Fact.”

     I hereby ratify and confirm all lawful acts done by my said Attorney-In-Fact pursuant to this Special Power of Attorney, and I direct that this Special Power of Attorney shall continue in effect until terminated by me in writing or by operation of law.

     If the authority contained herein shall be revoked or terminated by operation of law without notice, I hereby agree for myself, executors, administrators, heirs and assigns, in consideration of my Attorney-In-Fact’s willingness to act pursuant to this Special Power of Attorney, to save and hold my Attorney-In-Fact harmless from any loss suffered or any liability incurred by him in so acting after such revocation or termination without notice.

/s/ CHESTER B. BLACK
CHESTER B. BLACK

SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, FRANK D. BYRNE, M.D., a legal resident of the State of Indiana, desiring to execute a SPECIAL POWER OF ATTORNEY, have made, constituted and appointed, and by these presents do make, constitute and appoint JOHN P. BYRNES and PAUL G. GABOS, or either of them, with full power of substitution, my Attorney-In-Fact for me and in my name, place and stead to do and perform the following acts, deeds, matters and things as he deems advisable in the judgment of my said Attorney-In-Fact as fully and effectually to all intents and purposes as I could do if personally present and acting:

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004

     To execute and deliver all documents and to carry out with full power and authority every act whatsoever requisite or necessary to be done by or on behalf of the undersigned, including the execution of the Lincare Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

GENERAL PROVISIONS

     All business transacted hereunder for me shall be transacted in my name, and all endorsements and instruments executed by my Attorney-In-Fact for the purpose of carrying out any of the foregoing powers, shall contain my name, followed by that of my Attorney-In-Fact and the designation “Attorney-In-Fact.”

     I hereby ratify and confirm all lawful acts done by my said Attorney-In-Fact pursuant to this Special Power of Attorney, and I direct that this Special Power of Attorney shall continue in effect until terminated by me in writing or by operation of law.

     If the authority contained herein shall be revoked or terminated by operation of law without notice, I hereby agree for myself, executors, administrators, heirs and assigns, in consideration of my Attorney-In-Fact’s willingness to act pursuant to this Special Power of Attorney, to save and hold my Attorney-In-Fact harmless from any loss suffered or any liability incurred by him in so acting after such revocation or termination without notice.

/s/ FRANK D. BYRNE, M.D.
FRANK D. BYRNE, M.D.

SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, FRANK T. CARY, a legal resident of the State of Connecticut, desiring to execute a SPECIAL POWER OF ATTORNEY, have made, constituted and appointed, and by these presents do make, constitute and appoint JOHN P. BYRNES and PAUL G. GABOS, or either of them, with full power of substitution, my Attorney-In-Fact for me and in my name, place and stead to do and perform the following acts, deeds, matters and things as he deems advisable in the judgment of my said Attorney-In-Fact as fully and effectually to all intents and purposes as I could do if personally present and acting:

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004

     To execute and deliver all documents and to carry out with full power and authority every act whatsoever requisite or necessary to be done by or on behalf of the undersigned, including the execution of the Lincare Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

GENERAL PROVISIONS

     All business transacted hereunder for me shall be transacted in my name, and all endorsements and instruments executed by my Attorney-In-Fact for the purpose of carrying out any of the foregoing powers, shall contain my name, followed by that of my Attorney-In-Fact and the designation “Attorney-In-Fact.”

     I hereby ratify and confirm all lawful acts done by my said Attorney-In-Fact pursuant to this Special Power of Attorney, and I direct that this Special Power of Attorney shall continue in effect until terminated by me in writing or by operation of law.

     If the authority contained herein shall be revoked or terminated by operation of law without notice, I hereby agree for myself, executors, administrators, heirs and assigns, in consideration of my Attorney-In-Fact’s willingness to act pursuant to this Special Power of Attorney, to save and hold my Attorney-In-Fact harmless from any loss suffered or any liability incurred by him in so acting after such revocation or termination without notice.

/s/ FRANK T. CARY
FRANK T. CARY

SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, WILLIAM F. MILLER, III, a legal resident of the State of Texas, desiring to execute a SPECIAL POWER OF ATTORNEY, have made, constituted and appointed, and by these presents do make, constitute and appoint JOHN P. BYRNES and PAUL G. GABOS, or either of them, with full power of substitution, my Attorney-In-Fact for me and in my name, place and stead to do and perform the following acts, deeds, matters and things as he deems advisable in the judgment of my said Attorney-In-Fact as fully and effectually to all intents and purposes as I could do if personally present and acting:

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004

     To execute and deliver all documents and to carry out with full power and authority every act whatsoever requisite or necessary to be done by or on behalf of the undersigned, including the execution of the Lincare Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

GENERAL PROVISIONS

     All business transacted hereunder for me shall be transacted in my name, and all endorsements and instruments executed by my Attorney-In-Fact for the purpose of carrying out any of the foregoing powers, shall contain my name, followed by that of my Attorney-In-Fact and the designation “Attorney-In-Fact.”

     I hereby ratify and confirm all lawful acts done by my said Attorney-In-Fact pursuant to this Special Power of Attorney, and I direct that this Special Power of Attorney shall continue in effect until terminated by me in writing or by operation of law.

     If the authority contained herein shall be revoked or terminated by operation of law without notice, I hereby agree for myself, executors, administrators, heirs and assigns, in consideration of my Attorney-In-Fact’s willingness to act pursuant to this Special Power of Attorney, to save and hold my Attorney-In-Fact harmless from any loss suffered or any liability incurred by him in so acting after such revocation or termination without notice.

/s/ WILLIAM F. MILLER, III
WILLIAM F. MILLER, III

SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, STUART H. ALTMAN, a legal resident of the State of Massachusetts, desiring to execute a SPECIAL POWER OF ATTORNEY, have made, constituted and appointed, and by these presents do make, constitute and appoint JOHN P. BYRNES and PAUL G. GABOS, or either of them, with full power of substitution, my Attorney-In-Fact for me and in my name, place and stead to do and perform the following acts, deeds, matters and things as he deems advisable in the judgment of my said Attorney-In-Fact as fully and effectually to all intents and purposes as I could do if personally present and acting:

ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2004

     To execute and deliver all documents and to carry out with full power and authority every act whatsoever requisite or necessary to be done by or on behalf of the undersigned, including the execution of the Lincare Holdings Inc. Annual Report on Form 10-K for the year ended December 31, 2004.

GENERAL PROVISIONS

     All business transacted hereunder for me shall be transacted in my name, and all endorsements and instruments executed by my Attorney-In-Fact for the purpose of carrying out any of the foregoing powers, shall contain my name, followed by that of my Attorney-In-Fact and the designation “Attorney-In-Fact.”

     I hereby ratify and confirm all lawful acts done by my said Attorney-In-Fact pursuant to this Special Power of Attorney, and I direct that this Special Power of Attorney shall continue in effect until terminated by me in writing or by operation of law.

     If the authority contained herein shall be revoked or terminated by operation of law without notice, I hereby agree for myself, executors, administrators, heirs and assigns, in consideration of my Attorney-In-Fact’s willingness to act pursuant to this Special Power of Attorney, to save and hold my Attorney-In-Fact harmless from any loss suffered or any liability incurred by him in so acting after such revocation or termination without notice.

/s/ STUART H. ALTMAN
STUART H. ALTMAN